Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 46 to Registration Statement No. 2-74452 of FAM Variable Series Funds, Inc. (the “Fund”) (formerly Merrill Lynch Variable Series Funds, Inc.) on Form N-1A of our reports dated February 16, 2005, appearing in the December 31, 2004 Annual Report of the Fund, which is incorporated by reference in the Statement of Additional Information which is part of this Registration Statement. We also consent to the reference to us under the caption “Financial Highlights” in the Prospectus, which is also part of this Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey April 19, 2005